Exhibit 23.1-Consent






                                  [LETTERHEAD]

                          L.L. Bradford & Company, LLC
                           3441 South Eastern Avenue
                            Las Vegas, Nevada 89109
                                 (702) 735-5030


January 18, 2006


U.S. Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Human BioSystems

Dear Sir/Madame:

As independent registered public accountants, we hereby consent to the use in Amendment No. 3 to this Registration Statement on Form SB-2 of our report dated February 5, 2005, relating to the financial statements of Human BioSystems.

Sincerely,


/s/ L.L. Bradford & Company, LLC
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L.L. Bradford & Company, LLC